SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                       Date of Report:   December 21, 1995

              Date of Earliest Event Reported:   December 18, 1995



                                TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


            1-7258                                     75-1475224
            ------                                     ----------
   (Commission File Number)                (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600


ITEM 5.   OTHER EVENTS
          ------------

          (a) On December 18, 1995, Registrant issued a press release announcing that Sheldon I. Stein had been named to the Tandycrafts, Inc. Board of Directors.

          (b) On December 20, 1995, Registrant issued a press release announcing the implementation of a strategic restructuring and consolidation program for which the Company expects to take an after-tax charge in its second fiscal quarter ending December 31, 1995 of up to $14.3 million.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
               Number             Description
               -------   ------------------------------

                99.1    Copy of press release announcing that Sheldon I.
                         Stein had been named to the Tandycrafts, Inc. Board of Directors.

                99.2    Copy of press release announcing the
                         implementation of a strategic restructuring program and expected second quarter charge to income.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                   TANDYCRAFTS, INC.


Date:  December 21, 1995           By:/s/ Jerry L. Roy
                                     ----------------------
                                     Jerry L. Roy
                                     President


Date:  December 21, 1995           By:/s/ Michael J. Walsh
                                     ----------------------
                                     Michael J. Walsh
                                     Chief Financial Officer